Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

I, Maurice E. Carson, Chief Financial Officer of Kulicke and Soffa Industries, Inc., do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	the Quarterly Report on Form 10-Q of Kulicke and Soffa Industries, Inc. for the three months ended June 30, 2007 (the “June 30, 2007 Form 10-Q”), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	the information contained in the June 30, 2007 Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Kulicke and Soffa Industries, Inc.

Dated: August 7, 2007	/s/ MAURICE E. CARSON
Maurice E. Carson
Vice President and Chief Financial Officer